MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities      Delaware Business    U.S. Government Adjustable Rate Mortgage
Portfolios                      Trust                Portfolio

Franklin California Tax-Free    Maryland Corporation
Income Fund, Inc.

Franklin California Tax-Free    Massachusetts        Franklin California Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin California Intermediate-Term
                                                     Tax-Free Income Fund
                                                     Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund    Delaware Business
                                Trust


Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin U.S. Government Securities Fund
                                                     Franklin Utilities Fund

Franklin Federal Money Fund     California
                                Corporation

Franklin Federal Tax- Free      California
Income Fund                     Corporation

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Franklin Floating Rate Master   Delaware Business    Franklin Floating Rate Master Series
Trust                           Trust
Franklin Gold and Precious      Delaware Business
Metals Fund                     Trust

Franklin High Income Trust      Delaware Business    AGE High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Adjustable U.S. Government
Trust                           Business Trust       Securities Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Short-Intermediate U.S. Govt
                                                     Securities Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Business    Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             California
                                Corporation

Franklin Municipal Securities   Delaware Business    Franklin California High Yield Municipal
Trust                           Trust                Fund
                                                     Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Delaware Business
Income Fund                     Trust

Franklin New York Tax-Free      Massachusetts        Franklin New York Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin New York Intermediate-Term
                                                     Tax-Free Income Fund
                                                     Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Business    Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Business
Portfolio                       Trust

Franklin Strategic Series       Delaware Business    Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Flex Cap Growth Fund
                                                     Franklin Global Communications Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Large Cap Growth Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth Fund II
                                                     Franklin Strategic Income Fund
                                                     Franklin Technology Fund
                                                     Franklin U.S. Long-Short Fund

Franklin Tax-Exempt Money Fund  California
                                Corporation


Franklin Tax-Free Trust         Massachusetts        Franklin Alabama Tax-Free Income Fund
                                Business Trust       Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term
                                                     Tax-Free Income Fund
                                                     Franklin Florida Insured Tax-Free Income Fund
                                                     Franklin Florida Tax-Free Income Fund
                                                     Franklin Georgia Tax-Free Income Fund
                                                     Franklin High Yield Tax-Free Income Fund
                                                     Franklin Insured Tax-Free Income Fund
                                                     Franklin Kentucky Tax-Free Income Fund
                                                     Franklin Louisiana Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free Income Fund
                                                     Franklin Massachusetts Insured Tax-Free Income Fund
                                                     Franklin Michigan Insured Tax-Free Income Fund
                                                     Franklin Minnesota Insured Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free Income Fund
                                                     Franklin New Jersey Tax-Free Income Fund
                                                     Franklin North Carolina Tax-Free Income Fund
                                                     Franklin Ohio Insured Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free Income Fund
                                                     Franklin Pennsylvania Tax-Free Income Fund
                                                     Franklin Texas Tax-Free Income Fund
                                                     Franklin Virginia Tax-Free Income Fund

Franklin Templeton Fund         Delaware Business    Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund

Franklin Templeton              Delaware Business    Templeton Pacific Growth Fund
International Trust             Trust
Franklin Templeton Money Fund   Delaware Business    Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Massachusetts        Franklin Aggressive Growth Securities
Insurance Products Trust        Business Trust       Fund
                                                     Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Growth and Income Securities
                                                     Fund
                                                     Franklin High Income Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Franklin Money Market Fund
                                                     Franklin Real Estate Fund
                                                     Franklin Rising Dividends Securities Fund
                                                     Franklin S&P 500 Index Fund
                                                     Franklin Small Cap Fund
                                                     Franklin Small Cap Value Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin Technology Securities Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund - 2010
                                                     Mutual Discovery Securities Fund
                                                     Mutual Shares Securities Fund
                                                     Templeton Global Income Securities Fund

Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin Small Cap Value Fund

Institutional Fiduciary Trust   Massachusetts        Franklin Cash Reserves Fund
                                Business Trust       Franklin U.S. Government Securities
                                                     Money Market Portfolio
                                                     Money Market Portfolio
                                                     Franklin Structured Large Cap Core
                                                     Equity Fund
                                                     Franklin Structured Large Cap Growth
                                                     Equity Fund

The Money Market Portfolios     Delaware Business    The Money Market Portfolio
                                Trust                The U.S. Government Securities Money
                                                     Market Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust    Delaware Business
                                Trust

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Universal Trust        Massachusetts
                                Business Trust

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                                                                                revised 2/03
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